UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

CLEARBRIDGE

INTERNATIONAL SMALL CAP FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective June 1, 2017, Paul D. Ehrlichman, Sean M. Bogda, CFA, Safa R. Muhtaseb, CFA and Grace Su are the portfolio managers for the Fund. These individuals, who are employed by ClearBridge Investments, LLC, the Fund’s subadviser, are primarily responsible for overseeing the day-to-day operation of the Fund and have the ultimate authority to make portfolio decisions. Messrs. Ehrlichman, Bogda, and Muhtaseb have been portfolio managers for the Fund since its inception. Ms. Su has managed the Fund’s portfolio since June 2017. For additional information, please see the prospectus supplement dated June 1, 2017.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge International Small Cap Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

ClearBridge International Small Cap Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its

IV	ClearBridge International Small Cap Fund

intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, after the reporting period ended, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ClearBridge International Small Cap Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small capitalization companies or other investments with similar economic characteristics. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund will invest substantially all its assets outside the United States. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. The Fund may focus a significant portion of its investments in one or more countries from time to time. We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2017, international small cap markets delivered strong performance with both developed markets and emerging markets generating double-digit returns. The improving global economy, experienced the first period of synchronized global growth in over a decade, with 97% of business surveys conducted by purchasing managers indicating expansion as of September 30, 2017, translating into solid local market demand and providing a solid backdrop for international small companies.

Small caps started off the reporting period on a weak note, with smaller companies in developed markets underperforming their large cap counterparts and posting losses across developed markets. The November 2016 U.S. presidential election of Donald Trump had a mixed impact on international companies, with financials and other cyclical shares getting a boost, while a stronger U.S. dollar offset much of the gain in local markets.

Geographic broadening of economic growth and sharp improvement in corporate profits supported strong relative gains for non-U.S. small company shares during the first quarter of 2017. These firms tend to be more dependent on domestic demand and benefitted from a recovery in consumer spending in Asia, Europe and emerging markets. The Far East markets were helped by robust demand for technology hardware and rebounding Chinese demand for everything from travel, leisure, luxury goods, housing and automobiles. Emerging market small cap equities delivered the strongest performance for the first quarter of 2017 due to a combination of rebounding currencies, easing of monetary policy, recovering domestic spending and generally higher commodity prices.

Positive momentum continued for small caps through the rest of the reporting period, with small cap companies outperforming large cap companies across international markets. Companies maintaining high displayed growth, price momentum and quality characteristics such as high return on assets were the strongest performers, while strong earnings revisions also resulted in solid relative performance for the asset class.

More signs of improving global growth appeared later in the period, evidenced by

ClearBridge International Small Cap Fund 2017 Annual Report	1

Fund overview (cont’d)

firming commodity prices, and 97% of global manufacturing surveys indicating expansion in their given economies. These factors helped companies in the Industrials and Materials sectors rebound. For the twelve-month reporting period, Information Technology (“IT”) was the best performing sector, followed closely by the cyclically-oriented Materials, Industrials and Financials sectors.

Q. How did we respond to these changing market conditions?

A. We believe the investment landscape is profoundly changing. Two key shifts seen during the reporting period were a return to broad and healthy nominal global gross domestic product (“GDP”)i growth, supported by early signs of normalization of monetary policy, and stock prices driven by rising earnings and not just expanding valuation multiples.

From a strategic standpoint, our goal is to position the Fund to earn attractive long-term real returns as we shift from what we view as a great distortion in asset prices caused by central bank policies and investors stampeded into passive strategies to a significant mean reversion to conditions based on normally functioning economies and companies. This involves embracing the challenge of a profoundly transitioning investment environment and following our investment discipline into those long-suffering assets broadly known as international value stocks. Specifically, we are maintaining our pro-cyclical bias with greater than benchmark weightings in Industrials and Materials producers. We are also overweight in Financials as sector profits should significantly benefit from a normalization of interest rates and the yield curveii. We have recently begun to increase our exposure to energy-related companies given record low relative valuations and extreme investor pessimism. Even with the steady expansion of renewable energy supply and electric vehicles, the broadening global recovery will increase the demand for traditional fuel sources well into the next decade. We remain underexposed to defensive and bond-correlated sectors including Consumer Staples, Real Estate, Utilities and Telecommunication Services.

Geographically, we continue to hold outsized exposure to both Europe and the U.K. but have shifted more to domestic demand beneficiaries from global exporters. We expect to gradually recycle our gains in these regions and begin to reduce our underweighting in Japan, Asia and emerging markets. Japanese stocks have lagged this year but corporate profits and the working age population are setting new records, which are yet to be fully reflected in equity valuations. Asian and emerging market shares have performed well, but almost entirely due to a narrow basket of large-cap and technology-related companies. Value and small- to mid-capitalization stocks are still trading near ten-year relative lows and we plan to take advantage of this divergence over the coming months. We find much of the current leadership in the IT sector either cyclically or secularly unattractive. Overall, while going against the trends of the past decade has yet to be consistently rewarded, we believe there has seldom been a more important time to be a disciplined contrarian investor.

Performance review

For the twelve months ended September 30, 2017, Class A shares of ClearBridge International Small Cap Fund, excluding sales

2	ClearBridge International Small Cap Fund 2017 Annual Report

charges, returned 18.87%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Indexiii, returned 21.84% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Average1 returned 20.27% over the same time frame.

Performance Snapshot as of September 30, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Fund:
Class A	14.30%	18.87%
Class A2	14.12%	18.70%
Class C	13.91%	18.06%
Class I	14.43%	19.26%
Class IS	14.49%	19.42%
MSCI EAFE Small Cap Index	16.16%	21.84%
Lipper International Small/Mid-Cap Core Funds Category Average[1]	14.23%	20.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.52%, 1.82%, 2.30% 1.23% and 1.13%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.45% for Class A shares, 1.65% for Class A2 shares, 2.20% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of the acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 88 funds for the six-month period and among the 79 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Small Cap Fund 2017 Annual Report	3

Fund overview (cont’d)

December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance for the reporting period came from the Industrials, Consumer Discretionary and Financials sectors. Relative to the benchmark, overall sector allocation contributed to performance. In particular, stock selection in the Real Estate sector had the greatest positive impact on performance for the period. Underweight allocations to the Real Estate and Health Care sectors, overweights to the Industrials and Materials sectors as well as stock selection in the Health Care, Financials and Consumer Discretionary sectors also enhanced the Fund’s results during the period.

On a regional basis, stock selection in Asia Ex-Japan, the U.K., Europe Ex-UK and Japan benefited relative results.

Over the reporting period, individual stocks that made a significant contribution to performance included Melco International Development Ltd. in the Consumer Discretionary sector, Europcar Groupe SA, Elis SA and Morgan Sindall Group plc, all in the Industrials sector and Datalogic S.p.A. in the IT sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Energy sector detracted the most from performance for the reporting period. Relative to the benchmark, overall stock selection negatively impacted performance. In particular, stock selection in the IT, Materials, Energy and Industrials sectors hurt performance as did an underweight to the Financials sectors.

On a regional basis, relative performance was most negatively impacted by out of benchmark exposure to emerging markets, while an underweight to Europe Ex-U.K., as well as stock selection and an overweight to North America also hurt results.

Individual holdings that detracted the most from performance during the reporting period included DeNA Co. Ltd. and Ambarella, Inc., both in the IT sector, PT Matahari Putra Prima Tbk in the Consumer Staples sector, Green Seal Holding Ltd. in the Materials sector and Amec Foster Wheeler plc in the Energy sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund established a number of new positions and closed a number of existing positions over the course of the reporting period. The largest additions to the Fund’s portfolio were positions in Elis SA, Ebara Corp., Tadano Ltd., CKD Corp. and Phillips Lighting NV, all in the Industrials sector. The largest eliminations from the Fund’s portfolio were Sulzer AG in the Industrials sector, Orbotech Ltd. and ASM Pacific Technology Ltd., both in the IT sector, RPC Group plc in the Materials sector and Nexity SA Class A in the Real Estate sector.

4	ClearBridge International Small Cap Fund 2017 Annual Report

Thank you for your investment in ClearBridge International Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

October 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2017 were: Greatview Aseptic Packaging Co., Ltd. (1.4%), Outsourcing Inc. (1.3%), Bucher Industries AG, Registered Shares (1.3%), D/S Norden A/S (1.3%), Applus Services SA (1.3%), Europcar Groupe SA (1.2%), Renewi PLC (1.2%), Zuken Inc. (1.2%), TechnoPro Holdings Inc. (1.2%) and Elis SA (1.2%). Please refer to pages 13 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2017 were: Industrials (30.6%), Consumer Discretionary (14.1%), Materials (12.0%), Financials (11.5%) and Information Technology (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge International Small Cap Fund 2017 Annual Report	5

Fund overview (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

6	ClearBridge International Small Cap Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Amount represents less than 0.1%.

ClearBridge International Small Cap Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	14.30%	$1,000.00	$1,143.00	1.44%	$7.74	Class A	5.00%	$1,000.00	$1,017.85	1.44%	$7.28
Class A2	14.12	1,000.00	1,141.20	1.62	8.70	Class A2	5.00	1,000.00	1,016.95	1.62	8.19
Class C	13.91	1,000.00	1,139.10	2.16	11.58	Class C	5.00	1,000.00	1,014.24	2.16	10.91
Class I	14.43	1,000.00	1,144.30	1.10	5.91	Class I	5.00	1,000.00	1,019.55	1.10	5.57
Class IS	14.49	1,000.00	1,144.90	1.00	5.38	Class IS	5.00	1,000.00	1,020.05	1.00	5.06

8	ClearBridge International Small Cap Fund 2017 Annual Report

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge International Small Cap Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/17	18.87%	18.70%	18.06%	19.26%	19.42%
Five Years Ended 9/30/17	10.99	N/A	10.17	11.29	N/A
Inception* through 9/30/17	9.55	4.96	8.73	9.84	6.16

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/17	12.01%	11.89%	17.06%	19.26%	19.42%
Five Years Ended 9/30/17	9.68	N/A	10.17	11.29	N/A
Inception* through 9/30/17	8.63	3.01	8.73	9.84	6.16

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/17)	89.22%
Class A2 (Inception date of 8/1/14 through 9/30/17)	16.52
Class C (Inception date of 10/1/10 through 9/30/17)	79.55
Class I (Inception date of 10/1/10 through 9/30/17)	92.70
Class IS (Inception date of 5/1/15 through 9/30/17)	15.51

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 1, 2010, August 1, 2014, October 1, 2010, October 1, 2010 and May 1, 2015, respectively.

10	ClearBridge International Small Cap Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 2017

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 2017

ClearBridge International Small Cap Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Fund on October 1, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge International Small Cap Fund 2017 Annual Report

Schedule of investments

September 30, 2017

ClearBridge International Small Cap Fund

Security	Shares	Value
Common Stocks — 95.2%
Consumer Discretionary — 13.5%
Auto Components — 1.1%
Hella KGaA Hueck & Co.	32,580	$1,921,794	(a)
Distributors — 1.0%
SA D’Ieteren NV	37,430	1,718,466	(a)
Hotels, Restaurants & Leisure — 2.2%
Elegant Hotels Group PLC	972,130	1,133,671	(a)
Ladbrokes Coral Group PLC	703,550	1,151,123	(a)
Melco International Development Ltd.	524,439	1,516,871	(a)
Total Hotels, Restaurants & Leisure		3,801,665
Household Durables — 1.8%
Even Construtora e Incorporadora SA	599,340	1,050,262	*
TomTom NV	195,580	2,123,323	*(a)
Total Household Durables		3,173,585
Internet & Direct Marketing Retail — 1.6%
CJ O Shopping Co., Ltd.	9,067	1,568,347	(a)
eDreams ODIGEO SA	398,500	1,262,436	*(a)
Total Internet & Direct Marketing Retail		2,830,783
Media — 2.5%
Entertainment One Ltd.	451,000	1,559,181	(a)
KT Skylife Co., Ltd.	112,296	1,412,485	(a)
Modern Times Group MTG AB, Class B Shares	41,520	1,506,058	(a)
Total Media		4,477,724
Specialty Retail — 1.7%
Kathmandu Holdings Ltd.	865,730	1,477,334	(a)
Mekonomen AB	66,640	1,509,424	(a)
Total Specialty Retail		2,986,758
Textiles, Apparel & Luxury Goods — 1.6%
361 Degrees International Ltd.	3,714,819	1,632,158	(a)
Hosa International Ltd.	4,164,493	1,247,803	(a)
Total Textiles, Apparel & Luxury Goods		2,879,961
Total Consumer Discretionary		23,790,736
Consumer Staples — 4.0%
Food & Staples Retailing — 1.0%
MARR SpA	66,580	1,754,306	(a)
Food Products — 2.2%
Grupo Lala SAB de CV	518,480	878,939
Nomad Foods Ltd.	65,750	957,977	*

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

ClearBridge International Small Cap Fund

Security	Shares	Value
Food Products — continued
Wessanen	111,560	$2,098,133	(a)
Total Food Products		3,935,049
Personal Products — 0.6%
Ontex Group NV	29,040	989,110	(a)
Tobacco — 0.2%
PT Wismilak Inti Makmur Tbk	18,531,055	437,304	(a)
Total Consumer Staples		7,115,769
Energy — 2.5%
Energy Equipment & Services — 0.8%
Shinko Plantech Co., Ltd.	155,201	1,361,956	(a)
Oil, Gas & Consumable Fuels — 1.7%
QGEP Participacoes SA	550,060	1,366,835
Soco International PLC	551,370	853,431	(a)
TransGlobe Energy Corp.	622,980	888,723	*
Total Oil, Gas & Consumable Fuels		3,108,989
Total Energy		4,470,945
Financials — 11.5%
Banks — 2.9%
Atlas Mara Ltd.	154,510	421,654	*(a)
Banca Sistema SpA	469,790	1,319,263	(a)(b)
Permanent TSB Group Holdings PLC	351,300	768,334	*(a)
PT Bank Pembangunan Daerah Banten Tbk	106,760,710	396,328	*(a)
PT Bank Pembangunan Daerah Jawa Timur Tbk	17,277,900	897,308	(a)
San-In Godo Bank Ltd.	150,700	1,307,196	(a)
Total Banks		5,110,083
Capital Markets — 8.1%
Anima Holding SpA	179,020	1,447,558	(a)(b)
Ashmore Group PLC	170,090	773,870	(a)
Azimut Holding SpA	55,540	1,203,193	(a)
Fairfax India Holdings Corp.	101,790	1,796,594	*(b)
GCA Corp.	162,597	1,493,712	(a)
Hellenic Exchanges — Athens Stock Exchange SA Holding	148,770	859,601	(a)
Ichiyoshi Securities Co., Ltd.	96,449	946,287	(a)
JAFCO Co., Ltd.	39,526	2,022,031	(a)
KIWOOM Securities Co., Ltd.	17,481	1,108,062	(a)
Man Group PLC	694,860	1,563,585	(a)
OM Asset Management PLC	75,100	1,120,492
Total Capital Markets		14,334,985

See Notes to Financial Statements.

14	ClearBridge International Small Cap Fund 2017 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Insurance — 0.5%
UNIQA Insurance Group AG	82,900	$869,841	(a)
Total Financials		20,314,909
Health Care — 2.6%
Health Care Providers & Services — 0.8%
Qualicorp SA	117,710	1,408,588
Pharmaceuticals — 1.8%
Livzon Pharmaceutical Group Inc., Class H Shares	366,501	2,121,913	(a)
Luye Pharma Group Ltd.	1,940,820	1,133,060	(a)
Total Pharmaceuticals		3,254,973
Total Health Care		4,663,561
Industrials — 30.6%
Air Freight & Logistics — 0.8%
SBS Holdings Inc.	193,694	1,501,860	(a)
Building Products — 2.1%
Inwido AB	65,380	832,829	(a)
Tarkett SA	39,220	1,767,168	(a)
Tyman PLC	248,510	1,074,221	(a)
Total Building Products		3,674,218
Commercial Services & Supplies — 2.5%
Elis SA	80,210	2,146,990	(a)
Renewi PLC	1,612,272	2,198,295	(a)
Total Commercial Services & Supplies		4,345,285
Construction & Engineering — 0.6%
Morgan Sindall Group PLC	51,120	979,174	(a)
Electrical Equipment — 2.3%
Nexans SA	16,990	1,007,597	(a)
Philips Lighting NV	40,960	1,653,397	(a)(b)
Vitzrocell Co., Ltd.	92,337	438,366	*(a)(c)
Zumtobel Group AG	57,450	1,000,156	(a)
Total Electrical Equipment		4,099,516
Machinery — 11.0%
Bucher Industries AG, Registered Shares	6,510	2,316,228	(a)
CIMC Enric Holdings Ltd.	1,838,694	1,203,593	*(a)
CKD Corp.	91,067	1,791,319	(a)
CRCC High-Tech Equipment Corp. Ltd., Class H Shares	2,574,087	847,393	(a)
Doosan Bobcat Inc.	34,429	1,099,354	(a)
Ebara Corp.	60,555	2,010,956	(a)
Kurita Water Industries Ltd.	47,789	1,380,790	(a)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

ClearBridge International Small Cap Fund

Security	Shares	Value
Machinery — continued
Luxfer Holdings PLC, ADR	91,140	$1,134,693
Makino Milling Machine Co., Ltd.	101,040	898,586	(a)
Manitou BF SA	15,692	588,864	(a)
Meidensha Corp.	301,670	1,153,244	(a)
Skellerup Holdings Ltd.	715,780	873,449	(a)
Tadano Ltd.	165,306	1,934,642	(a)
Takeuchi Manufacturing Co., Ltd.	66,359	1,390,134	(a)
Vesuvius PLC	107,140	847,134	(a)
Total Machinery		19,470,379
Marine — 1.7%
D/S Norden A/S	104,860	2,240,029	*(a)
Star Bulk Carriers Corp.	76,200	739,902	*
Total Marine		2,979,931
Professional Services — 5.5%
Applus Services SA	176,830	2,215,391	(a)
McMillan Shakespeare Ltd.	73,970	855,609	(a)
Outsourcing Inc.	169,835	2,362,902	(a)
Quick Co., Ltd.	71,894	1,169,786	(a)
SThree PLC	210,620	992,792	(a)
TechnoPro Holdings Inc.	45,778	2,168,927	(a)
Total Professional Services		9,765,407
Road & Rail — 1.2%
Europcar Groupe SA	145,120	2,198,397	(a)(b)
Trading Companies & Distributors — 1.3%
Lumax International Corp., Ltd.	497,483	955,427	(a)
Nishio Rent All Co., Ltd.	39,409	1,312,381	(a)
Total Trading Companies & Distributors		2,267,808
Transportation Infrastructure — 1.6%
Shenzhen International Holdings Ltd.	670,764	1,262,516	(a)
Yuexiu Transport Infrastructure Ltd.	1,967,316	1,479,047	(a)
Total Transportation Infrastructure		2,741,563
Total Industrials		54,023,538
Information Technology — 8.8%
Electronic Equipment, Instruments & Components — 3.4%
Acal PLC	250,860	1,041,023	(a)
Datalogic SpA	56,270	1,979,870	(a)
Laird PLC	678,940	1,298,790	(a)
Technovator International Ltd.	3,095,760	948,924	*(a)

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2017 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Wasion Group Holdings Ltd.	1,590,476	$807,512	(a)
Total Electronic Equipment, Instruments & Components		6,076,119
Internet Software & Services — 0.7%
DeNA Co., Ltd.	52,708	1,182,291	(a)
IT Services — 3.7%
Equiniti Group PLC	433,065	1,747,779	(a)(b)
Indra Sistemas SA	106,763	1,688,638	*(a)
Sword Group	21,981	922,809	(a)
Zuken Inc.	143,306	2,176,440	(a)
Total IT Services		6,535,666
Semiconductors & Semiconductor Equipment — 0.6%
Ambarella Inc.	24,010	1,176,730	*
Technology Hardware, Storage & Peripherals — 0.4%
Spigen Korea Co., Ltd.	18,463	662,762	(a)
Total Information Technology		15,633,568
Materials — 12.0%
Chemicals — 2.8%
Denka Co., Ltd.	45,680	1,505,737	(a)
Green Seal Holding Ltd.	280,108	637,893	(a)
Kemira OYJ	137,390	1,805,691	(a)
Ube Industries Ltd.	35,476	1,026,046	(a)
Total Chemicals		4,975,367
Construction Materials — 2.6%
Cementir Holding SpA	176,520	1,490,625	(a)
Low & Bonar PLC	1,259,020	1,337,117	(a)
Wienerberger AG	72,230	1,766,085	(a)
Total Construction Materials		4,593,827
Containers & Packaging — 1.4%
Greatview Aseptic Packaging Co., Ltd.	4,138,914	2,542,171	(a)
Metals & Mining — 4.4%
APERAM	17,340	908,886	(a)
Centamin PLC	652,420	1,264,613	(a)
Centerra Gold Inc.	283,970	2,000,478
Granges AB	76,490	876,809	(a)
Novagold Resources Inc.	402,610	1,645,611	*
Outokumpu OYJ	97,320	1,011,060	(a)
Total Metals & Mining		7,707,457

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

ClearBridge International Small Cap Fund

Security		Shares	Value
Paper & Forest Products — 0.8%
Duratex SA		465,790	$1,392,745
Total Materials			21,211,567
Real Estate — 8.6%
Equity Real Estate Investment Trusts (REITs) — 2.1%
Grivalia Properties REIC AE		85,110	875,967	(a)
Lar Espana Real Estate Socimi SA		161,070	1,565,519	(a)
Mapletree Logistics Trust		1,303,901	1,192,905	(a)
Total Equity Real Estate Investment Trusts (REITs)			3,634,391
Real Estate Management & Development — 6.5%
Aroundtown SA		192,620	1,379,112	(a)
Ascendas India Trust		1,379,490	1,084,350	(a)
Investors Cloud Co., Ltd.		21,271	1,265,583	(a)
Kenedix Inc.		163,140	909,505	(a)
Leopalace21 Corp.		197,878	1,379,058	(a)
publity AG		32,200	1,376,529	(a)
Samty Co., Ltd.		97,646	1,557,470	(a)
Sun Frontier Fudousan Co., Ltd.		180,631	1,952,258	(a)
Supalai PCL		992,310	690,303	(a)
Total Real Estate Management & Development			11,594,168
Total Real Estate			15,228,559
Utilities — 1.1%
Independent Power and Renewable Electricity Producers — 1.1%
China Datang Corp. Renewable Power Co., Ltd., Class H Shares		9,637,190	1,209,501	(a)
Huadian Fuxin Energy Corp., Ltd., Class H Shares		3,369,840	777,311	(a)
Total Utilities			1,986,812
Total Common Stocks (Cost — $140,124,759)			168,439,964
Investments in Underlying Funds — 0.5%
Vietnam Enterprise Investments Ltd., Class C Shares (Cost — $724,408)		191,590	1,008,965	*(a)
Preferred Stocks — 0.6%
Consumer Discretionary — 0.6%
Textiles, Apparel & Luxury Goods — 0.6%
Alpargatas SA (Cost — $806,072)		214,200	1,061,819

	Expiration Date	Rights
Rights — 0.1%
Equiniti Group PLC	10/16/17	92,800	143,004	*
Mapletree Logistics Trust	10/4/17	130,390	9,132	*(a)
Total Rights (Cost — $0)			152,136

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2017 Annual Report

ClearBridge International Small Cap Fund

Security		Expiration Date	Warrants	Value
Warrants — 0.1%
Supalai Public Co. (Cost — $121,472)		10/19/18	248,078	$142,821	*(a)
Total Investments before Short-Term Investments (Cost — $141,776,711)				170,805,705

	Rate		Shares
Short-Term Investments — 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $5,432,490)	0.925%		5,432,490	5,432,490
Total Investments — 99.6% (Cost — $147,209,201)				176,238,195
Other Assets in Excess of Liabilities — 0.4%				660,213
Total Net Assets — 100.0%				$176,898,408

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security is valued using significant unobservable inputs (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
REIC	— Real Estate Investment Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

ClearBridge International Small Cap Fund

Summary of Investments by Country** (unaudited)
Japan	22.2%
United Kingdom	10.9
China	9.7
Italy	5.2
France	4.9
Spain	3.8
South Korea	3.6
Brazil	3.6
Canada	3.5
Netherlands	3.3
Sweden	2.7
Germany	2.7
Austria	2.1
Finland	1.6
Belgium	1.5
Greece	1.4
New Zealand	1.3
Hong Kong	1.3
Switzerland	1.3
United States	1.3
Singapore	1.3
Denmark	1.3
India	1.0
Indonesia	1.0
Jersey	0.7
Vietnam	0.6
Taiwan	0.5
Luxembourg	0.5
Mexico	0.5
Australia	0.5
Thailand	0.5
Ireland	0.4
British Virgin Islands	0.2
Short-Term Investments	3.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2017 and are subject to change.

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2017 Annual Report

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $147,209,201)	$176,238,195
Foreign currency, at value (Cost — $24,498)	24,479
Cash	16,311
Dividends and interest receivable	494,345
Receivable for Fund shares sold	204,387
Receivable for securities sold	177,532
Prepaid expenses	59,857
Total Assets	177,215,106

Liabilities:
Investment management fee payable	114,259
Payable for Fund shares repurchased	26,768
Service and/or distribution fees payable	15,614
Accrued foreign capital gains tax	13,979
Trustees’ fees payable	1,445
Payable for securities purchased	409
Accrued expenses	144,224
Total Liabilities	316,698
Total Net Assets	$176,898,408

Net Assets:
Par value (Note 7)	$95
Paid-in capital in excess of par value	151,317,746
Undistributed net investment income	886,744
Accumulated net realized loss on investments and foreign currency transactions	(4,318,008)
Net unrealized appreciation on investments and foreign currencies	29,011,831	†
Total Net Assets	$176,898,408

†	Net of accrued foreign capital gains tax of $13,979.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	21

Statement of assets and liabilities (cont’d)

September 30, 2017

Net Assets:
Class A	$37,977,231
Class A2	$13,997,205
Class C	$6,255,180
Class I	$97,347,781
Class IS	$21,321,011

Shares Outstanding:
Class A	2,057,801
Class A2	762,647
Class C	344,153
Class I	5,224,563
Class IS	1,143,223

Net Asset Value:
Class A (and redemption price)	$18.46
Class A2 (and redemption price)	$18.35
Class C*	$18.18
Class I (and redemption price)	$18.63
Class IS (and redemption price)	$18.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.59
Class A2 (based on maximum initial sales charge of 5.75%)	$19.47

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	ClearBridge International Small Cap Fund 2017 Annual Report

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends	$3,945,966
Interest	35,993
Less: Foreign taxes withheld	(294,454)
Total Investment Income	3,687,505

Expenses:
Investment management fee (Note 2)	1,294,924
Transfer agent fees (Note 5)	219,322
Service and/or distribution fees (Notes 2 and 5)	173,671
Custody fees	95,395
Registration fees	74,176
Legal fees	40,608
Audit and tax fees	36,466
Shareholder reports	31,482
Fund accounting fees	24,437
Trustees’ fees	9,597
Interest expense	3,111
Insurance	2,670
Miscellaneous expenses	9,120
Total Expenses	2,014,979
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(114,811)
Net Expenses	1,900,168
Net Investment Income	1,787,337

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	3,188,351
Foreign currency transactions	(56,471)
Net Realized Gain	3,131,880
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	22,291,341	‡
Foreign currencies	3,450
Change in Net Unrealized Appreciation (Depreciation)	22,294,791
Net Gain on Investments and Foreign Currency Transactions	25,426,671
Increase in Net Assets From Operations	$27,214,008

‡	Net of change in accrued foreign capital gains tax of $13,979.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	23

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$1,787,337	$2,092,682
Net realized gain (loss)	3,131,880	(5,809,918)
Change in net unrealized appreciation (depreciation)	22,294,791	11,971,469
Increase in Net Assets From Operations	27,214,008	8,254,233

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,900,012)	(1,750,011)
Decrease in Net Assets From Distributions to Shareholders	(2,900,012)	(1,750,011)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	57,030,719	113,196,913
Reinvestment of distributions	2,696,128	1,596,630
Cost of shares repurchased	(57,399,807)	(92,894,175)
Increase in Net Assets From Fund Share Transactions	2,327,040	21,899,368
Increase in Net Assets	26,641,036	28,403,590

Net Assets:
Beginning of year	150,257,372	121,853,782
End of year*	$176,898,408	$150,257,372
*Includesundistributed net investment income of:	$886,744	$1,353,761

See Notes to Financial Statements.

24	ClearBridge International Small Cap Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$15.84	$15.10	$16.36	$15.41	$12.77

Income (loss) from operations:
Net investment income	0.15	0.19	0.08	0.23	0.21
Net realized and unrealized gain (loss)	2.76	0.72	(0.60)	1.12	3.05
Total income (loss) from operations	2.91	0.91	(0.52)	1.35	3.26

Less distributions from:
Net investment income	(0.29)	(0.17)	(0.11)	(0.25)	(0.26)
Net realized gains	—	—	(0.63)	(0.15)	(0.36)
Total distributions	(0.29)	(0.17)	(0.74)	(0.40)	(0.62)

Net asset value, end of year	$18.46	$15.84	$15.10	$16.36	$15.41
Total return[2]	18.87%	6.05%	(2.99)%	8.76%	26.61%

Net assets, end of year (000s)	$37,977	$39,154	$30,267	$25,398	$385

Ratios to average net assets:
Gross expenses	1.51%	1.51%	1.57%	1.66%	3.61%
Net expenses[3,4]	1.44	1.37	1.45	1.44	1.45
Net investment income	0.93	1.30	0.50	1.36	1.56

Portfolio turnover rate	41%	44%	53%	45%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2017	2016	2015	2014[2]

Net asset value, beginning of year	$15.76	$15.06	$16.37	$17.07

Income (loss) from operations:
Net investment income	0.14	0.17	0.09	0.05
Net realized and unrealized gain (loss)	2.73	0.68	(0.64)	(0.75)
Total income (loss) from operations	2.87	0.85	(0.55)	(0.70)

Less distributions from:
Net investment income	(0.28)	(0.15)	(0.13)	—
Net realized gains	—	—	(0.63)	—
Total distributions	(0.28)	(0.15)	(0.76)	—

Net asset value, end of year	$18.35	$15.76	$15.06	$16.37
Total return[3]	18.70%	5.69%	(3.16)%	(4.10)%

Net assets, end of year (000s)	$13,997	$9,136	$4,604	$342

Ratios to average net assets:
Gross expenses	1.70%	1.81%	1.79%	1.59%[4]
Net expenses[5,6]	1.60	1.65	1.65	1.52 [4]
Net investment income	0.88	1.12	0.59	2.13 [4]

Portfolio turnover rate	41%	44%	53%	45%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to September 30, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2014.

See Notes to Financial Statements.

26	ClearBridge International Small Cap Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$15.57	$14.90	$16.21	$15.33	$12.69

Income (loss) from operations:
Net investment income (loss)	0.04	0.08	(0.02)	0.05	0.11
Net realized and unrealized gain (loss)	2.73	0.68	(0.60)	1.16	3.05
Total income (loss) from operations	2.77	0.76	(0.62)	1.21	3.16

Less distributions from:
Net investment income	(0.16)	(0.09)	(0.06)	(0.18)	(0.16)
Net realized gains	—	—	(0.63)	(0.15)	(0.36)
Total distributions	(0.16)	(0.09)	(0.69)	(0.33)	(0.52)

Net asset value, end of year	$18.18	$15.57	$14.90	$16.21	$15.33
Total return[2]	18.06%	5.22%	(3.74)%	7.91%	25.75%

Net assets, end of year (000s)	$6,255	$5,886	$5,220	$1,815	$244

Ratios to average net assets:
Gross expenses	2.21%	2.29%	2.28%	2.54%	4.15%
Net expenses[3,4]	2.16	2.15	2.20	2.20	2.20
Net investment income (loss)	0.24	0.52	(0.10)	0.32	0.81

Portfolio turnover rate	41%	44%	53%	45%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$15.98	$15.22	$16.47	$15.47	$12.79

Income (loss) from operations:
Net investment income	0.22	0.24	0.13	0.18	0.35
Net realized and unrealized gain (loss)	2.77	0.72	(0.62)	1.21	2.96
Total income (loss) from operations	2.99	0.96	(0.49)	1.39	3.31

Less distributions from:
Net investment income	(0.34)	(0.20)	(0.13)	(0.24)	(0.27)
Net realized gains	—	—	(0.63)	(0.15)	(0.36)
Total distributions	(0.34)	(0.20)	(0.76)	(0.39)	(0.63)

Net asset value, end of year	$18.63	$15.98	$15.22	$16.47	$15.47
Total return[2]	19.26%	6.35%	(2.75)%	9.00%	26.97%

Net assets, end of year (000s)	$97,348	$81,964	$81,753	$48,356	$29,207

Ratios to average net assets:
Gross expenses	1.18%	1.22%	1.21%	1.30%	2.09%
Net expenses[3,4]	1.10	1.08	1.18	1.20	1.20
Net investment income	1.32	1.61	0.83	1.04	2.50

Portfolio turnover rate	41%	44%	53%	45%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses to average net assets of Class I shares did not exceed 1.20%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	ClearBridge International Small Cap Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015[2]

Net asset value, beginning of year	$16.00	$15.24	$16.76

Income (loss) from operations:
Net investment income	0.24	0.15	0.11
Net realized and unrealized gain (loss)	2.77	0.81	(1.63)
Total income (loss) from operations	3.01	0.96	(1.52)

Less distributions from:
Net investment income	(0.36)	(0.20)	—
Total distributions	(0.36)	(0.20)	—

Net asset value, end of year	$18.65	$16.00	$15.24
Total return[3]	19.42%	6.45%	(9.13)%

Net assets, end of year (000s)	$21,321	$14,118	$9

Ratios to average net assets:
Gross expenses	1.08%	1.12%	1.32%[4]
Net expenses[5,6]	1.00	1.00	1.06 [4]
Net investment income	1.46	0.99	1.56 [4]

Portfolio turnover rate	41%	44%	53%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2017 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

30	ClearBridge International Small Cap Fund 2017 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Small Cap Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,050,262	$22,740,474	—	$23,790,736
Consumer staples	1,836,916	5,278,853	—	7,115,769
Energy	2,255,558	2,215,387	—	4,470,945
Financials	2,917,086	17,397,823	—	20,314,909
Health care	1,408,588	3,254,973	—	4,663,561
Industrials	1,874,595	51,710,577	$438,366	54,023,538
Information technology	1,176,730	14,456,838	—	15,633,568
Materials	5,038,834	16,172,733	—	21,211,567
Real estate	—	15,228,559	—	15,228,559
Utilities	—	1,986,812	—	1,986,812
Investments in underlying funds	—	1,008,965	—	1,008,965
Preferred stocks	1,061,819	—	—	1,061,819
Rights	143,004	9,132	—	152,136
Warrants	—	142,821	—	142,821
Total long-term investments	18,763,392	151,603,947	438,366	170,805,705
Short-term investments†	5,432,490	—	—	5,432,490
Total investments	$24,195,882	$151,603,947	$438,366	$176,238,195

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, securities valued at $150,761,691 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At September 30, 2017, securities valued at $690,303 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

32	ClearBridge International Small Cap Fund 2017 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

ClearBridge International Small Cap Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2017, there was $13,979 of capital gains tax liabilities accrued on unrealized gains.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$645,658	$(645,658)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

34	ClearBridge International Small Cap Fund 2017 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I, and Class IS shares did not exceed 1.45%, 1.65%, 2.20%, 1.10% and 1.00%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $114,811.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge International Small Cap Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

For the year ended September 30, 2017, LMIS and its affiliates retained sales charges of $2,451 and $20,531 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	$93	$257

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$61,356,684
Sales	63,754,402

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$152,111,970	$31,520,624	$(7,394,399)	$24,126,225

4. Derivative instruments and hedging activities

During the year ended September 30, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$90,251	†	$70,956
Class A2	28,429		43,253
Class C	54,991		7,769
Class I	—		95,569
Class IS	—		1,775
Total	$173,671		$219,322

†	The amount shown is exclusive of expense reimbursements. For the year ended September 30, 2017, the service and/or distribution fees reimbursed amounted to $76 for Class A shares.

36	ClearBridge International Small Cap Fund 2017 Annual Report

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$24,377
Class A2	10,792
Class C	2,332
Class I	64,853
Class IS	12,457
Total	$114,811

6. Distributions to shareholders by class

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Investment Income:
Class A	$683,311	$424,470
Class A2	182,024	55,146
Class C	53,973	36,610
Class I	1,631,355	1,233,664
Class IS	349,349	121
Total	$2,900,012	$1,750,011

7. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	715,383	$11,492,783	2,695,453	$40,813,443
Shares issued on reinvestment	38,862	568,156	23,040	350,435
Shares repurchased	(1,168,921)	(18,656,844)	(2,250,553)	(33,741,716)
Net increase (decrease)	(414,676)	$(6,595,905)	467,940	$7,422,162

Class A2
Shares sold	294,816	$4,686,159	345,512	$5,157,068
Shares issued on reinvestment	12,510	182,024	3,633	55,145
Shares repurchased	(124,196)	(2,019,833)	(75,330)	(1,120,196)
Net increase	183,130	$2,848,350	273,815	$4,092,017

ClearBridge International Small Cap Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	68,478	$1,106,337	154,958	$2,320,791
Shares issued on reinvestment	3,638	52,681	2,396	36,054
Shares repurchased	(105,935)	(1,625,555)	(129,833)	(1,910,674)
Net increase (decrease)	(33,819)	$(466,537)	27,521	$446,171

Class I
Shares sold	2,141,386	$34,787,656	3,433,856	$52,034,437
Shares issued on reinvestment	104,886	1,543,918	75,433	1,154,875
Shares repurchased	(2,150,825)	(34,000,182)	(3,749,970)	(56,048,854)
Net increase (decrease)	95,447	$2,331,392	(240,681)	$(2,859,542)

Class IS
Shares sold	305,348	$4,957,784	886,291	$12,871,174
Shares issued on reinvestment	23,733	349,349	8	121
Shares repurchased	(68,053)	(1,097,393)	(4,701)	(72,735)
Net increase	261,028	$4,209,740	881,598	$12,798,560

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,900,012	$1,750,011

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$5,452,607
Deferred Capital Losses*	(3,934,296)
Other book/tax temporary differences(a)	(46,806)
Unrealized appreciation (depreciation)(b)	24,109,062
Total accumulated earnings (losses) — net	$25,580,567

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

38	ClearBridge International Small Cap Fund 2017 Annual Report

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

ClearBridge International Small Cap Fund 2017 Annual Report	39

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of the ClearBridge International Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge International Small Cap Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of September 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the years or periods ended on or prior to September 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

40	ClearBridge International Small Cap Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge International Small Cap Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

42	ClearBridge International Small Cap Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge International Small Cap Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

44	ClearBridge International Small Cap Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge International Small Cap Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	ClearBridge International Small Cap Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended September 30, 2016 and September 30, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

ClearBridge International Small Cap Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	12/20/2016
Payable date:	12/21/2016
Ordinary income:
Qualified dividend income for individuals	94.49%
Foreign source income	91.57	%*
Foreign taxes paid per share	$0.036828

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

48	ClearBridge International Small Cap Fund

ClearBridge

International Small Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/17 SR17-3191

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,700 in September 30, 2016 and $182,960 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,680 in 2016 and $24,920 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017